Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Alkermes plc (the “Company”) for the period ended March 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Richard F. Pops, Chairman and Chief Executive Officer of the Company, and Joshua Reed, Senior Vice President, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 5, 2026	/s/ Richard F. Pops
Richard F. Pops

Chairman and Chief Executive Officer
(Principal Executive Officer)

Date: May 5, 2026	/s/ Joshua Reed
Joshua Reed

Senior Vice President, Chief Financial Officer
(Principal Financial Officer)